UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019 ( September 30, 2019 )

CoStar Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

On September 30, 2019, CoStar Realty Information, Inc., a Delaware corporation (“CRI”), CoStar Portfolio Strategy, LLC, a Delaware limited liability company (“CPS”) and, solely for the purposes set forth therein, CoStar Group, Inc., a Delaware corporation (“CoStar”), entered into a Securities Purchase Agreement (the “Agreement”) with Smith Family Trust, The Alexander R. Smith STR Trust, Randell Smith, a resident of the state of Tennessee, RCAS, LLC, a Tennessee limited liability company, STR, Inc., a Tennessee corporation (“STR”), STR Global, Ltd., a private company incorporated and registered in England and Wales (“STRG”), and Randell Smith, in his capacity as sellers’ representative.  Pursuant to the Agreement and certain ancillary agreements, and subject to the terms and conditions set forth therein, CRI and CPS will acquire all of the issued and outstanding equity interests of each of STR and STRG (the “Acquisition”), for an aggregate purchase price of $450 million in cash, subject to certain adjustments. A separate purchase agreement was concurrently entered into with the minority shareholder of STRG to acquire his shares in connection with the Acquisition.

On October 1, 2019, CoStar issued a press release announcing entrance into the Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of CoStar Group, Inc., relating to entrance into the Agreement.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	October 1, 2019	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer